              Exhibit 99.1

Ooma Reports Fourth Quarter and Fiscal Year 2019 Financial Results

Fourth Quarter Ooma Business revenue grows 50% year-over-year

Named Winner of PCMag’s Business Choice Award for VoIP

Sunnyvale, Calif., March 5, 2019 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fourth quarter and fiscal year ended January 31, 2019.

Fourth Quarter Fiscal 2019 Financial Highlights

•

Revenue: Total revenue was $34.7 million, up 15% year-over-year. Subscription and services revenue increased to $30.9 million and was 89% of total revenue, driven by 16% year-over-year growth in Ooma Business and Ooma Residential.

•

Net Loss: GAAP net loss was $3.5 million, or $0.17 per basic and diluted share, compared to GAAP net loss of $2.9 million, or $0.15 per basic and diluted share, in the fourth quarter fiscal 2018. Non-GAAP net loss was $0.7 million, or $0.03 per basic and diluted share, compared to non-GAAP net loss of $0.5 million, or $0.03 per basic and diluted share, in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was ($0.5) million compared to ($0.2) million in the prior year period.

Full Year Fiscal 2019 Financial Highlights

•

Revenue: Total revenue was $129.2 million, up 13% year-over-year. Subscription and services revenue increased 14% to $116.4 million and was 90% of total revenue. Product and other revenue increased 2% year-over-year to $12.8 million.

•

Net Loss: GAAP net loss was $14.6 million, or $0.74 per basic and diluted share, compared to GAAP net loss of $13.1 million, or $0.71 per basic and diluted share, in fiscal 2018. Non-GAAP net loss was $3.0 million, or $0.15 per basic and diluted share, compared to non-GAAP net loss of $1.6 million, or $0.08 per basic and diluted share, in fiscal 2018.

•	Adjusted EBITDA: Adjusted EBITDA was ($1.9) million for fiscal 2019 compared to ($0.2) million in the prior fiscal year.

For more information about non-GAAP net loss and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“The fourth quarter of our 2019 fiscal year was outstanding for Ooma, with significant growth in recurring revenues and continued execution on our key strategic initiatives” said Eric Stang, chief executive officer of Ooma. “Revenues grew 15% year-over-year, driven by 50% growth in Ooma Business subscription and services revenue. We progressed well on each of our three key initiatives, which are to grow Ooma Office and Ooma Enterprise and to expand our smart security solution. We remain confident that our focus on these initiatives will enhance our leadership position and further our growth.”

Business Outlook:

For the first quarter of fiscal 2020, Ooma expects to report:

•	Total revenue in the range of $33.5 million to $34.0 million.
•	GAAP net loss in the range of $4.5 million to $5.2 million and GAAP net loss per share in the range of $0.22 to $0.25.
•	Non-GAAP net loss in the range of $0.9 million to $1.3 million and non-GAAP net loss per share in the range of $0.04 to $0.06.

For the full fiscal year 2020, Ooma expects to report:

•	Total revenue in the range of $140.0 million to $143.0 million.
•	GAAP net loss in the range of $18.7 million to $22.2 million, and GAAP net loss per share in the range of $0.89 to $1.06.
•	Non-GAAP net loss in the range of $3.0 million to $5.0 million, and non-GAAP net loss per share in the range of $0.14 to $0.24.

The following is a reconciliation of GAAP net loss to non-GAAP net loss and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net loss per share guidance for the first fiscal quarter ending April 30, 2019 and the fiscal year ending January 31, 2020 (in millions, except per share data):

Projected range
	Three Months Ending	Fiscal Year Ending
	April 30, 2019	January 31, 2020
(unaudited)
GAAP net loss	($4.5)-($5.2)	($18.7)-($22.2)
Stock-based compensation and related taxes	3.0-3.1	13.0-13.5
Amortization of intangibles	0.2	0.7
Litigation costs	0.4-0.6	2.0-3.0
Non-GAAP net loss	($0.9)-($1.3)	($3.0)-($5.0)

GAAP basic and diluted net loss per share	($0.22)-($0.25)	($0.89)-($1.06)
Stock-based compensation and related taxes	0.15	0.62-0.64
Amortization of intangibles	0.01	0.03
Litigation costs	0.02-0.03	0.10-0.15
Non-GAAP basic and diluted net loss per share	($0.04)-($0.06)	($0.14)-($0.24)

Weighted-average number of shares used in per share amounts:
Basic and diluted	20.5	21.0

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, March 5, 2019. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID “Ooma Fourth Quarter”. International parties can access the call by dialing +1 (647) 689-4135, using conference ID “Ooma Fourth Quarter”. The webcast will be accessible on Ooma's investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Tuesday, March 12, 2019. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 9146645. International parties should call +1 (416) 621-4642 and enter conference ID 9146645.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss, and Adjusted EBITDA. Adjusted EBITDA represents the net loss before interest and other expense or income, income tax benefit, depreciation and amortization and other non-GAAP expenses.

These non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, change in fair value of acquisition-related contingent consideration, acquisition-related transaction costs, amortization of acquired intangibles, non-cash acquisition-related income tax benefit, and certain litigation costs outside the ordinary course of our business.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, SEC filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. This press release includes forward–looking statements regarding the company’s business outlook and its execution of its initiative to continue the growth of Ooma Office, Ooma Enterprise and smart security services and its execution and its execution of other initiatives driving long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others:  our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including the risk factors contained in our quarterly filing on Form 10-Q for the period ended October 31, 2018, filed with the SEC on December 7, 2018. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s groundbreaking smart security solution delivers a full range of wireless security sensors and an intelligent video camera that make it easy for users to protect their home or business. Learn more at www.ooma.com.

Ooma, PureVoice HD and the Ooma logo are trademarks of Ooma, Inc. All other company and product names may be trademarks of the respective companies with which they are associated. The detailed terms and conditions of Ooma's products, services, and support are fully set forth in the Terms and Conditions, available online under the "legal" tab on the bottom navigation bar of the Ooma website.

CONTACT:

Investors

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

Media

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

mike.langberg@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	January 31,	January 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$15,370	$4,483
Short-term investments	27,253	47,307
Accounts receivable, net	3,723	2,858
Inventories	10,117	6,079
Other current assets	5,450	4,397
Total current assets	61,913	65,124
Property and equipment, net	4,563	4,732
Intangible assets, net	2,635	1,292
Goodwill	3,898	1,947
Other assets	5,379	336
Total assets	$78,388	$73,431

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,231	$5,453
Accrued expenses	19,048	14,777
Deferred revenue	15,443	15,556
Total current liabilities	44,722	35,786
Other liabilities	619	577
Total liabilities	45,341	36,363

Stockholders' equity:
Common stock	4	2
Additional paid-in capital	138,848	128,081
Accumulated other comprehensive loss	(10)	(84)
Accumulated deficit	(105,795)	(90,931)
Total stockholders' equity	33,047	37,068
Total liabilities and stockholders' equity	$78,388	$73,431

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2019	2018	2019	2018
Revenue:
Subscription and services	$30,897	$27,169	$116,429	$101,999
Product and other	3,823	3,051	12,802	12,491
Total revenue	34,720	30,220	129,231	114,490

Cost of revenue:
Subscription and services	9,720	8,230	36,108	31,406
Product and other	5,293	3,678	16,632	14,992
Total cost of revenue	15,013	11,908	52,740	46,398
Gross profit	19,707	18,312	76,491	68,092

Operating expenses:
Sales and marketing	10,612	9,776	40,761	37,302
Research and development	8,345	7,968	33,903	29,328
General and administrative	4,577	3,675	17,613	15,186
Total operating expenses	23,534	21,419	92,277	81,816
Loss from operations	(3,827)	(3,107)	(15,786)	(13,724)
Interest and other income, net	231	180	830	603
Loss before income taxes	(3,596)	(2,927)	(14,956)	(13,121)
Income tax benefit	107	—	384	—
Net loss	$(3,489)	$(2,927)	$(14,572)	$(13,121)

Net loss per share of common stock:
Basic and diluted	$(0.17)	$(0.15)	$(0.74)	$(0.71)
Weighted-average number of shares used in per share amounts:
Basic and diluted	20,227,252	19,051,778	19,799,781	18,570,128

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2019	2018	2019	2018
Cash flows from operating activities:
Net loss	$(3,489)	$(2,927)	$(14,572)	$(13,121)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Stock-based compensation expense	2,636	2,195	10,370	10,921
Depreciation and amortization	552	512	2,269	1,958
Amortization of acquired intangibles	200	69	740	313
Change in fair value of acquisition-related contingent consideration	(214)	—	(342)	—
Deferred income taxes	(105)	—	(382)	—
Amortization and accretion of premiums from investments	(124)	(23)	(332)	135
Changes in operating assets and liabilities:
Accounts receivable, net	(843)	684	(1,050)	1,856
Inventories	(2,300)	137	(4,034)	(249)
Deferred inventory costs	(220)	71	(179)	559
Other assets	(2,513)	(286)	(5,335)	(1,519)
Accounts payable and other liabilities	3,985	659	8,149	2,366
Deferred revenue	314	(297)	772	(46)
Net cash (used in) provided by operating activities	(2,121)	794	(3,926)	3,173

Cash flows from investing activities:
Purchases of short-term investments	(11,776)	(10,433)	(38,485)	(49,331)
Proceeds from maturities and sales of short-term investments	18,199	11,690	58,961	51,017
Capital expenditures	(483)	(731)	(1,921)	(2,478)
Acquisition of business, net of cash acquired	—	(1,363)	(2,402)	(1,363)
Investment in privately-held company	(1,300)	—	(1,300)	—
Net cash provided by (used in) investing activities	4,640	(837)	14,853	(2,155)

Cash flows from financing activities:
Shares repurchased for tax withholdings on vesting of restricted stock units	(628)	(470)	(2,926)	(2,443)
Proceeds from issuance of common stock	123	49	2,886	1,918
Net cash used in financing activities	(505)	(421)	(40)	(525)
Net increase (decrease) in cash and cash equivalents	2,014	(464)	10,887	493
Cash and cash equivalents at beginning of period	13,356	4,947	4,483	3,990
Cash and cash equivalents at end of period	$15,370	$4,483	$15,370	$4,483

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages and per share data)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2019	2018	2019	2018
Revenue	$34,720	$30,220	$129,231	$114,490

GAAP gross profit	$19,707	$18,312	$76,491	$68,092
Stock-based compensation and related taxes	249	197	957	1,129
Amortization of intangible assets	149	63	549	183
Non-GAAP gross profit	$20,105	$18,572	$77,997	$69,404

Gross margin on a GAAP basis	57%	61%	59%	59%
Gross margin on a Non-GAAP basis	58%	61%	60%	61%

GAAP operating loss	$(3,827)	$(3,107)	$(15,786)	$(13,724)
Stock-based compensation and related taxes	2,692	2,232	10,695	11,118
Acquisition-related costs and amortization of intangible assets	200	187	1,163	431
Litigation costs	142	—	142	—
Change in fair value of acquisition-related contingent consideration	(214)	—	(342)	—
Non-GAAP operating loss	$(1,007)	$(688)	$(4,128)	$(2,175)

GAAP net loss	$(3,489)	$(2,927)	$(14,572)	$(13,121)
Stock-based compensation and related taxes	2,692	2,232	10,695	11,118
Acquisition-related costs and amortization of intangible assets	200	187	1,163	431
Litigation costs	142	—	142	—
Income tax benefit	—	—	(69)	—
Change in fair value of acquisition-related contingent consideration	(214)	—	(342)	—
Non-GAAP net loss	$(669)	$(508)	$(2,983)	$(1,572)

GAAP basic and diluted net loss per share	$(0.17)	$(0.15)	$(0.74)	$(0.71)
Stock-based compensation and related taxes	0.13	0.11	0.54	0.61
Acquisition-related costs and amortization of intangible assets	0.01	—	0.06	0.02
Litigation costs	0.01	—	0.01	—
Income tax benefit	—	—	—	—
Change in fair value of acquisition-related contingent consideration	(0.01)	0.01	(0.02)	—
Non-GAAP basic and diluted net loss per share	$(0.03)	$(0.03)	$(0.15)	$(0.08)

GAAP net loss	$(3,489)	$(2,927)	$(14,572)	$(13,121)
Reconciling items:
Interest and other income, net	(231)	(180)	(830)	(603)
Income tax benefit	(107)	—	(384)	—
Change in fair value of acquisition-related contingent consideration	(214)	—	(342)	—
Litigation costs	142	—	142	—
Depreciation and amortization	552	512	2,269	1,958
Acquisition-related costs and amortization of intangible assets	200	187	1,163	431
Stock-based compensation and related taxes	2,692	2,232	10,695	11,118
Adjusted EBITDA	$(455)	$(176)	$(1,859)	$(217)